UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Broadway, Suite 1401

New York, NY 10036

(Address of principal executive offices)

(332) 208-6102

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Information.

On February 28, 2023, Nuvation Bio Inc. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery under Section 205 of the Delaware General Corporation Law (the “DGCL”) to resolve potential uncertainty with respect to the Company’s authorized share capital. Such uncertainty was introduced by a recent holding in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) that potentially affects the Company and many other similarly situated companies that were formed and became publicly traded as a special purpose acquisition company (“SPAC”). Out of an abundance of caution, the Company has elected to pursue the remedial actions described below. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted on March 1, 2023, as described below.

Background

On February 9, 2021, the Company, which was then a SPAC named Panacea Acquisition Corp. (“Panacea”), held a special meeting of stockholders (the “Panacea Special Meeting”) to approve certain matters relating to the business combination between Panacea and a privately held company then called Nuvation Bio Inc. One of these matters was a proposal to amend and restate Panacea’s certificate of incorporation in order to, among other things, increase the number of authorized shares of Class A common stock from 500,000,000 to 1,000,000,000 and to increase the number of authorized shares of Class B common stock from 20,000,000 to 60,000,000 (and such proposals, the “Charter Amendment Proposals”).

At the Panacea Special Meeting, the Charter Amendment Proposals were approved by a majority of the outstanding shares of Class A common stock and a majority of the outstanding shares of Class B common stock of Panacea as of the record date for the Panacea Special Meeting, voting together as a single class. After the Panacea Special Meeting, Panacea and Nuvation Bio Inc. closed the business combination pursuant to which the Company became the parent of Nuvation Bio Inc., and the Company’s certificate of incorporation, as amended to give effect to the Charter Amendment Proposals and change the Company’s name to Nuvation Bio Inc., became effective.

The recent ruling by the Delaware Court of Chancery in the Boxed case introduces uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Charter Amendment Proposals to be approved by separate votes of the majority of Panacea’s then-outstanding shares of Class A common stock and Class B common stock. The Company has been operating with the understanding that the Charter Amendment Proposals were validly approved at the Panacea Special Meeting. In light of this recent ruling, however, to resolve potential uncertainty with respect to the Company’s authorized share capital, the Company has filed a petition in the Delaware Court of Chancery under Section 205 of the DGCL to seek validation of the Charter Amendment Proposals. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s authorized capitalization could have a material adverse impact on the Company, including without limitation on the Company’s ability to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the potential adverse consequences resulting therefrom.

Hearing Date

On March 1, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 14, 2023 at 3:35 p.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K. A copy of the Petition is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholder may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Nuvation Bio Inc., C.A. No. 2023-0257-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect to the pending Section 205 proceeding referenced above and the ability of the Company to timely file its Annual Report on Form 10-K. Such forward-looking statements involve known and unknown risks and uncertainties, and the Company’s actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included herein are based on the Company’s current expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Item 8.01. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Petition of Nuvation Bio Inc. Pursuant to 8 Del. C. § 205.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvation Bio Inc.

Date: March 2, 2023	By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Financial Officer